EXHIBIT 10.1

                              SEVENTH AMENDMENT TO
                     AMENDED AND RESTATED ADVISORY CONTRACT

         THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED ADVISORY CONTRACT (the "Seventh Amendment"), dated as of April 13, 1995, amends the AMENDED AND RESTATED ADVISORY CONTRACT dated as of September 30, 1991, as previously amended (the "Contract"), entered into between STORAGE EQUITIES, INC., a California corporation (the "Company"), and PUBLIC STORAGE ADVISERS, INC., a California corporation (the "Adviser").

                                 R E C I T A L S

         A. Defined terms used in this Seventh Amendment (that are not otherwise defined) have the meanings assigned to those terms in the Contract.

         B. Pursuant to a Second Amendment to Amended and Restated Advisory Contract dated as of May 14, 1992 (the "Second Amendment"), the Company and the Adviser amended the Contract to establish the compensation payable by the Company to the Adviser upon the issuance of preferred stock. As amended pursuant to a Sixth Amendment to Amended and Restated Advisory Contract dated as of January 12, 1995 (the "Sixth Amendment"),
   Section 11(a)(iii) of the Contract (the "Subordination Provision") provides that the Adviser will not be entitled to payment of the Advisory Fee with respect to services rendered during any quarter in which full cumulative dividends on the Series A Preferred Stock or Series B Preferred Stock or Adjustable Rate Preferred Stock or Series D Preferred Stock or Series E Preferred Stock have not been paid or declared and funds therefor set aside for payment.

         C. The Company and the Adviser desire to amend the Contract to provide that the Subordination Provision also applies to the issuance of cumulative preferred stock, Series F in an underwritten offering.

         NOW, THEREFORE, the parties hereby agree as follows:

         1. Section 11(a)(iii) of the Contract is hereby amended in its entirety to read as follows:

                     (iii) Series A Preferred Stock, Series B Preferred Stock, Adjustable Rate Preferred Stock, Series D Preferred Stock, Series E Preferred Stock and Series F Preferred Stock. The Adviser will not be entitled to payment of the Advisory Fee with respect to services rendered during any quarter in which full cumulative dividends on the Series A Preferred Stock or Series B Preferred Stock or Adjustable Rate Preferred Stock or Series D Preferred Stock or Series E Preferred Stock or Series F Preferred Stock (as defined below) have not been paid or declared and funds therefor set aside for payment. To the extent that the Adviser receives a monthly payment or payments of the Advisory Fee pursuant to Section 11(a)(ii) of the Contract with respect to a quarter as to which the Adviser is subsequently determined not to be entitled to payment of the Advisory Fee, the Adviser shall promptly refund such amounts. "Series A Preferred Stock means the currently outstanding shares of the Company's 10% Cumulative Preferred Stock, Series A, "Series B Preferred Stock" means the currently outstanding shares of the Company's 9.20% Cumulative Preferred Stock, Series B, "Adjustable Rate Preferred Stock" means the currently outstanding shares of the Company's Adjustable Rate Cumulative Preferred Stock, Series C,
               "Series D Preferred Stock" means the currently outstanding shares of the Company's 9.50% Cumulative Preferred Stock, Series D, "Series E Preferred Stock" means the currently outstanding shares of the Company's 10% Cumulative Preferred Stock, Series E, and "Series F Preferred Stock" means the shares of the Company's ____% Cumulative Preferred Stock, Series F issued in the first underwritten offering following the date of this Seventh Amendment.

         2. The Second Amendment, as amended by the Third Amendment to Amended and Restated Advisory Contract dated as of February 25, 1993 (the "Third Amendment"), the Fourth Amendment to Amended and Restated Advisory Contract dated as of June 7, 1994 (the "Fourth Amendment"), the Fifth Amendment to Amended and Restated Advisory Contract dated as of August 9, 1994 (the "Fifth Amendment"), the Sixth Amendment and this Seventh Amendment, is not intended to confer or give any person (including any holder of the Series A Preferred Stock or Series B Preferred Stock or Adjustable Rate Preferred Stock or Series D Preferred Stock or Series E Preferred Stock or Series F Preferred Stock) other than the parties hereto and their successors or assigns any rights or remedies under or by reason of the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment or this Seventh Amendment. The Second Amendment, as amended by the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and this Seventh Amendment, may be modified or terminated without the consent of the holders of the Series A Preferred Stock or Series B Preferred Stock or Adjustable Rate Preferred Stock or Series D Preferred Stock or Series E Preferred Stock or Series F Preferred Stock.

         3. Except as expressly provided in this Seventh Amendment, all of the provisions of the Contract are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the parties hereto have executed this Seventh Amendment as of the day and year set forth at the beginning of this Seventh Amendment.

                                            STORAGE EQUITIES, INC.,
                                            a California corporation


                                            By:   /S/ OBREN B. GERICH
                                                  -------------------------
                                                  Obren B. Gerich,
                                                  Vice President


                                            PUBLIC STORAGE ADVISERS, INC.,
                                            a California corporation


                                            By:   /S/ HARVEY LENKIN
                                                  -------------------------
                                                  Harvey Lenkin, President